Net Income (Loss) per Share	12 Months Ended
Dec. 31, 2020
Earnings per share [abstract]
Net Income (Loss) per Share	Net Income (Loss) per Share
Basic net income (loss) per share is based on net income (loss) attributable to the common shareholders and is calculated based upon the weighted average number of common shares outstanding during the periods presented. For comparative purposes, the Company’s common shares issued to the parent under the RTO Transaction, have been assumed to be outstanding as of the beginning of each period presented, including periods prior to the RTO Transaction.
For the year ended December 31, 2020, a total of 183,000 share options and all warrants for which the sum of the exercise price and any related unearned share-based compensation exceeds the average share price are excluded from the computation of the diluted net income per share and all potentially dilutive common shares related to the Deferred Payment are deemed to be antidilutive as their impact would increase the net income per share. Computation of the diluted net income per share is presented below:

	For the year ended December 31, 2020			For the year ended December 31, 2019
	Net income	Number of shares	Per share amount	Net income	Number of shares	Per share amount
	$	(in thousands)	$	$	(in thousands)	$
Basic net income per share	20,111	446,616	0.05	1,958	327,718	0.01

Effect of dilutive securities
- Share options	—	4,137	—	—	—	—

Diluted net income per share	20,111	450,753	0.04	1,958	327,718	0.01